Exhibit 10.2

EXECUTION VERSION

VOLUNTARY TURNOVER, RETENTION IN

SATISFACTION AND RELEASE AGREEMENT

This Voluntary Turnover, Retention in Satisfaction and Release Agreement (this “Agreement”) is made as of March 11, 2026 by and among IMAC Holdings, Inc., a Delaware corporation with offices located at 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067 (the “Company”), Cavalry Fund I SPV I LP, a Delaware limited partnership, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the holders of senior secured notes issued on December 19, 2025 (the “Notes”, and the holders thereof, the “Noteholders”)) issued pursuant to that certain Securities Purchase Agreement, dated December 19, 2025, by and among the Company and the Noteholders (the “Securities Purchase Agreement”) under the Security and Pledge Agreement dated as of December 19, 2025 (the “Security Agreement”) by the Company, Ignite Proteomics LLC, a Delaware limited liability company (“Ignite”) and each of IMAC Regeneration Center of St Louis, LLC, a Missouri limited liability company, Advantage Hand Therapy and Orthopedic Rehabilitation, LLC, a Missouri limited liability company, Louisiana Orthopaedic & Sports Rehab Institute, a Louisiana limited liability company, IMAC Management Services, LLC, a Kentucky limited liability company, IMAC Regeneration Management of Nashville, LLC, a Tennessee limited liability company, IMAC Management of Illinois, LLC, a Illinois limited liability company, IMAC Management of Florida, LLC, a Florida limited liability company, Back Company Franchise, LLC, a Delaware limited liability company and Back Space, LLC, a Delaware limited liability company (together with Ignite, the “Guarantors”) in favor of the Collateral Agent for the Noteholders.

Reference is made to (i) the Securities Purchase Agreement, (ii) the Security Agreement, (iii) the Guaranty, dated as of December 19, 2025 (the “Guaranty”) made by the Guarantors in favor of the Collateral Agent, and (v) the Notes. The Securities Purchase Agreement, the Security Agreement, the Guaranty and the Notes are collectively referred to herein as the “Note Documents”. Capitalized terms not defined herein shall have the meaning as set forth in the Note Documents.

The Company is in default of its obligations under the Note Documents (the “Obligations”), including without limitation all obligations with respect to the Notes (the “Notes Obligations”), and all of such Obligations have become due and payable. The Company and each other party to this Agreement acknowledges that (a) the Company has failed to make payment of the Obligations due under the Note Documents and that such sums are outstanding and remain due and payable on the date hereof and (b) the Collateral Agent has valid, perfected first priority security interests in and to all assets of the Company and the assets of the Guarantors, including but not limited to 100% of the equity interests of Ignite Proteomics LLC (“Ignite”) and all assets of the Company and/or any of its Subsidiaries related to (or otherwise used in) the business of Ignite (all of which is referred to herein as the “Relevant Collateral”).

The Company, each Guarantor and each other party to this Agreement further acknowledges that (I) under Section 9-609 of the Uniform Commercial Code of New York (the “NYUCC”), the Collateral Agent may take possession of the Collateral (as defined in the Security Agreement), including but not limited to Relevant Collateral, covered by its security interest and (II) under Section 9-620 of the NYUCC, the Collateral Agent and the Noteholders may accept collateral in full satisfaction of the Notes Obligations if the Company consents thereto and the Collateral Agent does not receive, within twenty (20) days after notice of the proposal so to accept such collateral, notification of objection to the proposal authenticated by (a) any person from which the Collateral Agent and Noteholders have received, before the Company consented to such acceptance, an authenticated notification of a claim of an interest in such collateral, (b) any other secured party or lienholder that, 10 days before the Company consented to the acceptance, held a security interest in or other lien on such collateral perfected by the filing of a financing statement that: (i) identified such collateral; (ii) was indexed under the name of the Company or Ignite (or any other Guarantor holding Relevant Collateral, if any) as of that date; and (iii) was filed in the office or offices in which to file a financing statement against the Company or Ignite (or any other Guarantor holding Relevant Collateral, if any), as applicable, covering such collateral as of that date; (c) any other secured party that, 10 days before the Company, or Ignite (or any other Guarantor holding Relevant Collateral, if any) consented to the acceptance, held a security interest in such collateral perfected by compliance with a statute, regulation, or treaty described in Section 9-311(a) of the NYUCC; or (d) any other person, other than the Company or Ignite (or any other Guarantor holding Relevant Collateral, if any) holding an interest in such collateral subordinate to the Collateral Agent’s security interest that is the subject of the proposal. The Company and each Guarantor hereby (i) represent, warrant and covenant that, after giving effect to the payments described on Schedule 1 attached hereto (the “Required Payoffs”), except for the persons and entities that are parties to this Agreement, no persons described in the immediately preceding sentence exist and (ii) consent, effective as of the date hereof, to the voluntary turnover by the Company of the Relevant Collateral (and/or any other Guarantor holding Relevant Collateral, if any (other than Ignite, all of the equity of which will be turned over to the Collateral Agent as part of the Relevant Collateral (the “Ignite Turnover”)) and retention by the Collateral Agent of the Relevant Collateral and all of the right, title and interest of the Company and/or any other Guarantor holding Relevant Collateral, if any, in, to and under the Relevant Collateral, and to the acceptance thereof by the Collateral Agent and Noteholders in full satisfaction of all of the Notes Obligations. The Company hereby represents and warrants to the Noteholders and the Collateral Agent that Schedule 2 attached hereto sets for a complete list and amounts of all indebtedness (including, without limitation, all Indebtedness) owed by Ignite to any Person or Persons. Effective as of the time immediately prior to the Ignite Turnover, the Company, on behalf of itself and its Subsidiaries, hereby cancels any and all indebtedness owed by Ignite to the Company and/or any of its other Subsidiaries.

Subject to the terms and conditions of this Agreement, the Collateral Agent and the Noteholders hereby agree to accept the Relevant Collateral in full satisfaction of all of the Notes Obligations. The Collateral Agent and the Noteholders hereby direct the Company and/or any other Guarantor (other than Ignite after giving effect to the Ignite Turnover) holding Relevant Collateral to turn over the Relevant Collateral to the Collateral Agent. The Company and/or any other Guarantor (other than Ignite after giving effect to the Ignite Turnover) shall immediately cease to use the Relevant Collateral and shall execute and deliver such documents, certificates and agreements and exercise their commercially reasonable best efforts to carry out the provisions of this Agreement, including without limitation assisting the Collateral Agent in obtaining title to the Relevant Collateral and otherwise give effect to the transactions contemplated by this Agreement.

2

By execution of this Agreement, each party to this Agreement acknowledges and agrees that, without limiting any of the rights or remedies of the Collateral Agent or the Noteholders or under the Note Documents or applicable law, the Collateral Agent may (i) employ commercially reasonable efforts to sell the Relevant Collateral or any part thereof in one or more parcels at public or private sale (including, without limitation, by credit bid) for cash and/or securities and/or on credit and/or for future delivery, and/or at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) leasing, licensing or disposing of the Relevant Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable and (ii) determine the compensation to be paid to the Collateral Agent, which may be compensation determined on a contingent fee basis. Without limiting the foregoing, the Collateral Agent and the Noteholders shall not be responsible or liable for and shall have no duty to the Company or any other person with respect to the price obtained for any sale, leasing, licensing or disposal of the Relevant Collateral.

Notwithstanding the foregoing, the parties hereto hereby acknowledge that as of the time of this Agreement, Aditxt, Inc., a Delaware corporation (“ADTX”) has offered to purchase the Relevant Collateral for a purchase price to be paid in shares of convertible preferred stock (the “Proposed Preferred Stock”) of ADTX with a stated value of at least $35 million (the “Proposed Sale”). Assuming the consummation of the Proposed Sale, the Company and the Guarantors hereby (x) consents to the Proposed Sale, (y) acknowledges and agrees that the consideration to be paid for the Relevant Collateral is reasonable (including, without limitation, the use by the Collateral Agent of 34,775 shares of Proposed Preferred Stock to satisfy the Notes Obligations).

By execution of this Agreement and receipt and acceptance of the Relevant Collateral, the Company and the Guarantors each acknowledges and confirms that it, he or she do not have any offsets, defenses or claims against the Collateral Agent or the Noteholders, or any of their respective officers, agents, directors or employees whether asserted or unasserted. To the extent that any of the Company and the Guarantors may have such offsets, defenses or claims, it, he or she and each of its, his or her respective successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, release and forever discharge the Collateral Agent, the Noteholders and their respective subsidiaries, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively, the “Noteholder Affiliates”) of and from any and all manner of action and actions, cause and causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity which against the Collateral Agent, the Noteholders or any of the Noteholder Affiliates it ever had, now has or which any of the successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, of the Company and the Guarantors, both present and former, ever had or now has, upon or by reason of any manner, cause, causes or thing whatsoever, including, without limitation, any presently existing claim or defense whether or not presently suspected, contemplated or anticipated. By execution of this Agreement and receipt and acceptance by the Collateral Agent of the Relevant Collateral, the Company and the Guarantors (other than Ignite after giving effect to the Ignite Turnover) each acknowledges and confirms that it, he or she does not have any right, title or interest in or to any of the Relevant Collateral, all of which are deemed to be absolutely and forever released, relinquished, discharged and extinguished by the execution and delivery of this Agreement.

2

This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each of the parties and a copy thereof delivered to each party under this Agreement.

This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes and replaces all prior agreements, understandings, writings and discussions between the parties relating to said subject matter. No change or termination hereof shall be effective unless in writing and signed by the parties hereto. In the event of any conflict between any term or provision of this Agreement and any other agreement or understanding, this Agreement shall control.

This Agreement shall be a contract made under and governed by the internal law of the State of New York without regard to rules or principles that would require the application of the laws of any other jurisdiction.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

COMPANY AND GUARANTORS:

IMAC HOLDINGS, INC.

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive Officer

IGNITE PROTEOMICS LLC
IMAC REGENERATION CENTER OF ST LOUIS ADVANTAGE HAND THERAPY AND ORTHOPEDIC REHABILITATION, LLC
LOUISIANA ORTHOPAEDIC & SPORTS REHAB INSTITUTE
IMAC MANAGEMENT SERVICES, LLC
IMAC REGENERATION MANAGEMENT OF NASHVILLE, LLC
IMAC MANAGEMENT OF ILLINOIS, LLC
IMAC MANAGEMENT OF FLORIDA, LLC
BACK COMPANY FRANCHISE, LLC
BACK SPACE, LLC

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

COLLATERAL AGENT:

CAVALRY FUND I SPV I LP, as Collateral Agent

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Managing Member

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

NOTEHOLDER:

CAVALRY FUND I SPV I LP

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Managing Member

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

NOTEHOLDER:

C/M CAPITAL MASTER FUND LP

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Managing Member

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

NOTEHOLDER:

CAVALRY FUND I LP

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Managing Member

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

NOTEHOLDER:

CAVALRY INVESTMENT FUND LP

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Managing Member

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

NOTEHOLDER:

SEVEN KNOTS, LLC

By:	/s/ Marissa Welner
Name:	Marissa Welner
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

NOTEHOLDER:

/s/ Doug Mergenthaler
DOUG MERGENTHALER

IN WITNESS WHEREOF, each Buyer, IMAC and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

IMAC:

IMAC HOLDINGS, INC.

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

NOTEHOLDER:

/s/ Jeffrey M. Busch
JEFFREY M. BUSCH

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

NOTEHOLDER:

SBI INVESTMENTS, LLC 2014-1

By:	/s/ Jonathan Juchno
Name:	Jonathan Juchno
Title:	Principal

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

NOTEHOLDER:

WORTH VENTURE PARTNERS LLC

By:	/s/ Jonathan Juchno
Name:	Jonathan Juchno
Title:	Managing Member

IN WITNESS WHEREOF, the parties below have duly executed this Agreement as of the date first above written,

NOTEHOLDER:

KEYSTONE CAPITAL PARTNERS, LLC

By:	/s/ Fredric Zaino
Name:	Fredric Zaino
Title:	CIO

Schedule 1

Required Payoffs

Corporation Service Company - $86,682.50

IMAC Management of Florida - $2,543.90

Schedule 2

Outstanding Ignite Indebtedness

[See attached]

Vendor ID	Vendor name	Total 3/11/26	Estimated Mar	Total
V-00010	Airgas Inc	$1,657		$1,657
V-00072	Comcast - LAB	$342		$342
V-01800	CohnReznick LLP	$14,650		$14,650
V-01810	Cell Signaling Technology Inc	$10,179		$10,179
V-01818	Third Wave Analytics Inc	$44,038		$44,038
V-01823	Sherri Ann Dovico	$42,544	$3,650	$46,194
V-01824	Christopher Arnell	$33,500	$11,000	$44,500
V-01825	Akoya Biosciences	$2,685		$2,685
V-01826	Agilent Technologies Inc	$26,931		$26,931
V-01829	Small Business Cleaning Solutions Ltd	$998		$998
V-01830	Fisher Scientific Company LLC	$19,314		$19,314
V-01832	Richard-Allan Scientific LLC	$6,742		$6,742
V-01833	Carlyne D Cool	$4,000		$4,000
V-01834	Faith Zaslavsky	$31,938		$31,938
V-01837	George Mason Research Foundation	$180,528		$180,528
V-01838	Dwayne Gebs	$1,000		$1,000
V-01839	Abcam Inc	$15,678		$15,678
V-01840	Life Technologies Corporation	$7,001		$7,001
V-01842	New York Department of Health	$110		$110
V-01843	MTech Mechanical Technologies Group Inc	$1,253		$1,253
V-01847	Santa Cruz Biotechnology Inc	$4,653		$4,653
V-01850	Targeted Biosciencces Inc	$2,182		$2,182
V-01851	College of American Pathologists	$4,203		$4,203
V-01852	Waste Connections Inc	$91		$91
V-01853	INNOPSYS INC	$19,788		$19,788
V-01856	VWR Funding Inc	$342		$342
V-01857	Sercom	$10,355		$10,355
V-01858	CBIZ Inc	$42,000		$42,000
V-01859	EMD Millipore Corporation	$455		$455
V-01861	PitchBook Data Inc	$23,000		$23,000
V-01865	Johnson Controls Security Solutions Inc	$4,072		$4,072
V-01870	Mettler-Toledo Rainin LLC	$3,047		$3,047
V-01875	Dana-Farber Cancer Institute	$18,142		$18,142
V-01877	Integrity Fire Safety Services Holdings LLC	$142		$142
V-01879	Aptitude Health LLC	$10,000		$10,000
V-01881	Avantik	$2,153		$2,153
V-01884	Autostainer Technical Soloutions LLC	$2,500		$2,500
V-01885	Salesforce Inc	$4,650		$4,650
V-01886	Rockland Immunochemicals Inc	$444		$444
V-01894	Boster Biological Technology Co Ltd	$465		$465
V-01897	Revvity Health Sciences Inc	$640		$640
V-01899	Bio-Rad Laboratories, Inc.	$294		$294
V-01900	Joshua Min	$15,000		$15,000
	Justin Davis	$2,000		$2,000
	Sheri Gardzina	$847		$847
	Claudius Meuler	$4,300		$4,300
	Mike Vallone	$4,700		$4,700
	Kayla Sparks	$1,500		$1,500
	Payroll taxes	$33,500		$33,500
	Payroll Accrued first half Mar 2026		$124,700	$124,700
	Patient deposit	$8,615		$8,615
	Total	$669,166	$139,350	$808,516